Exhibit 10.61

THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT

This Third Amendment to Letter of Credit Facility Agreement (this “Amendment”), is entered into as of December 20, 2013, by and among SunPower Corporation, a Delaware corporation (the “Company”), SunPower Corporation, Systems, a Delaware corporation (the “Subsidiary Applicant” and, together with the Company, the “Credit Parties” and individually, each a “Credit Party”), Total S.A., a société anonyme organized under the laws of the Republic of France (the “Parent Guarantor”), Deutsche Bank AG New York Branch, as issuing bank and as administrative agent for the Banks (as defined below) (in such capacity, the “Administrative Agent”), and the Required Banks (as defined below).

BACKGROUND

A.    The Credit Parties and the Parent Guarantor entered into that certain Letter of Credit Facility Agreement, dated as of August 9, 2011 (as amended by the First Amendment dated as of December 20, 2011, the Second Amendment dated as of December 19, 2012, and as may be further amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”), with the Administrative Agent and the several financial institutions from time to time a party thereto (the “Banks”). Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement.

B.    The Company has delivered a Commitment Increase Request to the Administrative Agent requesting that the aggregate amount of the Banks' Commitments be increased by $107,000,000 as of the Third Amendment Effective Date (as defined below).

C.    In addition, the Company, the Parent Guarantor, HSBC Bank USA, National Association ("HSBC") and the Administrative Agent also have executed and delivered an Issuing Bank Joinder Agreement to the Administrative Agent designating HSBC as an Issuing Bank under the Facility, to be effective as of the Third Amendment Effective Date.

D.     The Credit Parties have requested that the Administrative Agent, the Required Banks and the Parent Guarantor amend the Credit Agreement, to, among other things, (i) increase to $878,000,000 the amount set forth in the definition of “Commitment Amount” in Section 1.01 of the Credit Agreement, (ii) limit HSBC's obligation to issue LOCs under the Facility to LOCs in an aggregate amount outstanding at any time not to exceed $250,000,000, and (iii) limit DB's obligation to issue LOCs under the Facility to LOCs in an aggregate amount outstanding at any time not to exceed $778,000,000, in each case, to be effective as of the Third Amendment Effective Date.

E.    Although the Administrative Agent, the Parent Guarantor and those certain Banks defined as “Required Banks” under the Credit Agreement (the “Required Banks”) are under no obligation to do so, the Administrative Agent, the Parent Guarantor and the Required Banks are willing to amend the Credit Agreement in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

The parties to this Amendment, intending to be legally bound, hereby agree as follows pursuant to Section 8.01 of the Credit Agreement:

1.    Incorporation of Recitals. Each of the above recitals is incorporated herein as true and correct and is relied upon by the Administrative Agent and each Required Bank in agreeing to the terms of this Amendment.

2.    Amendments to Credit Agreement.

a.    Commitment Amount. The last sentence of the definition of “Commitment Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Except as provided for in Section 2.04(b), at no time shall the aggregate Commitment Amount exceed the lower of the then applicable Maximum LOC Amount and $878,000,000."

b.    Sublimit. Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the "or" appearing after clause (ii) thereof, (ii) replacing the semicolon appearing at the end of clause (iii) thereof with a comma, (iii) adding a new clause (iv) thereto to read as follows: "(iv) solely with respect to HSBC Bank USA, National Association in its capacity as an Issuing Bank hereunder ("HSBC"), such issuance or amendment would cause the sum (without duplication) at such time of (x) the aggregate outstanding amount of all LOC Disbursements under LOCs issued by HSBC, (y) the aggregate Available Amount of all LOCs issued by HSBC, and (z) the aggregate Available Amount of all LOCs that have been requested by the Applicants to be issued by HSBC hereunder but have not yet been so issued to exceed $250,000,000, or", and (iv) adding a new clause (v) thereto to read as follows: "(v) solely with respect to DB in its capacity as an Issuing Bank hereunder, such issuance or amendment would cause the sum (without duplication) at such time of (x) the aggregate outstanding amount of all LOC Disbursements under LOCs issued by DB, (y) the aggregate Available Amount of all LOCs issued by DB, and (z) the aggregate Available Amount of all LOCs that have been requested by the Applicants to be issued by DB hereunder but have not yet been so issued to exceed $778,000,000 or such greater amount not to exceed the Commitment Amount as DB may elect in its sole discretion from time to time;".

c.    Schedule I. Schedule I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

d.    Exhibit I. Exhibit I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit B hereto.

3.    Confirmation of Guaranty. The Parent Guarantor ratifies and reaffirms its obligations under the Parent Guaranty and each and every term, condition, and provision of the Parent Guaranty. The Parent Guarantor further represents and warrants that it has no defenses or claims against the Administrative Agent or any Bank that would or might affect the enforceability of the Parent Guaranty and that the Parent Guaranty remains in full force and effect.

4.    Ratification and Confirmation of Loan Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and all other instruments, documents and agreements entered into in connection with the Credit Agreement and each other Loan Document shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed by each Credit Party in all respects.

5.    Representations and Warranties. The Parent Guarantor and each Credit Party hereby represents and warrants that:

a.    the representations and warranties contained in each Loan Document to which the Parent Guarantor or such Credit Party is a party are true and correct in all material respects (except to the extent already qualified by materiality which such representations and warranties shall be true and correct in all respects) on and as of the date hereof;

b.    no Block Notice is in effect;

c.    on and as of the date hereof, no Change in Law has occurred, no order, judgment or decree of any Governmental Authority has been issued, and no litigation is pending or threatened, which enjoins, prohibits, or restrains (or with respect to any litigation seeks to enjoin, prohibit, or restrain), the reimbursement of LOC Disbursements, the issuance of any LOC or any participation therein, the consummation of any of the other transactions contemplated hereby, or the use of proceeds of the Facility; and

d.    no Event of Default, or event or condition that would constitute an Event of Default described in Section 6.01(a), Section 6.01(f), or Section 6.01(g) of the Credit Agreement but for the requirement that notice be given or time elapse or both, has occurred and is continuing or would result immediately after giving effect to this Amendment and the transactions contemplated hereby.

6.    Third Amendment Effective Date. The amendments set forth in Section 2 of this Amendment shall become effective on January 1, 2014 (the “Third Amendment Effective Date”) if each of the following conditions shall have been satisfied on or before such date:

a.    The Administrative Agent shall have received from the Parent Guarantor, each Credit Party, the Administrative Agent, and the Required Banks either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

b.    The Administrative Agent shall have received documents and certificates relating to the organization, existence, and good standing of each Credit Party, and the authorization of the transactions contemplated hereby, all in form reasonably satisfactory to the Administrative Agent, including (i) certified copies of the resolutions (or comparable evidence of authority) of each Credit Party approving the transactions contemplated by this Amendment and (ii) a certification as to the names and true signatures of the officers of each Credit Party that are authorized to sign this Amendment.

c.    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Credit Party pursuant to any Loan Document, including the reasonable fees and disbursements invoiced on or prior to such date of Moses & Singer LLP, counsel to DB.

d,    The Company shall have executed and delivered to HSBC a fee letter in form and substance satisfactory to HSBC.

7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-

mail (in a pdf or similar file) shall be as effective as delivery of an original executed counterpart of this Amendment.

8.    Effect on Loan Documents. From and after the Third Amendment Effective Date, all references in any Loan Document to the Credit Agreement or any other Loan Document shall be deemed to be references to the Credit Agreement or such other Loan Document as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

9.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company, the Subsidiary Applicant, the Parent Guarantor, the Administrative Agent and the Required Banks have caused this Third Amendment to be executed as of the date first written above.

The "Company"

SUNPOWER CORPORATION

By:________________________
Name:
Title:

The "Subsidiary Applicant"

SUNPOWER CORPORATION, SYSTEMS

By:________________________
Name:
Title:

The "Parent Guarantor"

TOTAL, S.A.

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

The "Administrative Agent", the "Issuing Bank", and a "Bank"

DEUTSCHE BANK AG NEW YORK BRANCH, individually, as Administrative Agent, and as an Issuing Bank

By:________________________
Name:
Title:

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Bank

By:________________________
Name:
Title:

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Bank

By:________________________
Name:
Title:

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, individually and as an Issuing Bank

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

LLOYDS TSB BANK PLC, as a Bank

By:________________________
Name:
Title:

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

THE BANK OF TOKYO – MITSUBISHI UFJ, LTD., PARIS BRANCH, as a Bank

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

UNICREDIT BANK AG, as a Bank

By:________________________
Name:
Title:

By:________________________
Name:
Title:

[Signature Page to Third Amendment to Letter of Credit Facility Agreement]

ExhibiT A
to Third Amendment

SCHEDULE I

BANKS, PRO RATA SHARES, AND COMMITMENT AMOUNTS

Name	Pro Rata Share	Commitment Amount
HSBC Bank USA, National Association	21.78%	$191,200,000
Deutsche Bank AG New York Branch	19.93%	$175,000,000
Banco Santander, S.A., New York Branch	19.93%	$175,000,000
Unicredit Bank AG	9.59%	$84,200,000
Lloyds TSB Bank PLC	9.59%	$84,200,000
The Bank of Tokyo Mitsubishi – UFJ, Ltd., Paris Branch	9.59%	$84,200,000
Credit Agricole Corporate and Investment Bank	9.59%	$84,200,000
TOTALS:	100.00%	$878,000,000

ExhibiT B
to Third Amendment

EXHIBIT I

[FORM OF]
REQUEST RE SUBSIDIARY ACCOUNT PARTY

SUNPOWER CORPORATION

To the Administrative Agent and the
Issuing Banks referred to in the Facility
Agreement referred to below

Re:	Request to Approve “[ ]” as a "Subsidiary Account Party"

Reference is made to the Letter of Credit Facility Agreement, dated as of [ ] (as it may be amended, supplemented or otherwise modified from time to time, the "Facility Agreement"), among SunPower Corporation (the "Company"), Total S.A., the Subsidiary Applicants parties thereto from time to time, the Banks parties thereto from time to time, [ ], as Issuing Bank and as Administrative Agent, and the other parties thereto from time to time. Capitalized terms used herein without definition shall have the meanings given to such terms in the Facility Agreement.

The Company hereby requests that the Administrative Agent and each Issuing Bank approve [ ], an [ ]limited liability company ("[ ]"), as a Subsidiary Account Party under the Facility Agreement. In connection therewith, the Company hereby represents and warrants to each of the Secured Parties that [ ] is an [direct/indirect] Subsidiary of the Company.

Kindly sign this consent in the space provided below to approve [ ] as a Subsidiary Account Party as provided herein.

This approval to treat [ ] as a Subsidiary Account Party shall not become effective until each party hereto shall have executed and delivered this approval or a separate approval to the same effect. This approval may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this approval by facsimile or e-mail (in a pdf or similar file) shall be effective as delivery of an original executed counterpart of this approval. This approval constitutes one of the Loan Documents referred to in the Facility Agreement. This approval shall be governed by, and construed in accordance with, the law of the State of New York.

Very truly yours,

SUNPOWER
CORPORATION

By:________________________
Name:
Title:

THE FOREGOING REQUEST TO APPROVE
[ ]
AS A "SUBSIDIARY ACCOUNT PARTY" IS HEREBY
APPROVED:

[ ]
As Administrative Agent and as Issuing Bank

By:________________________
Name:
Title:

[ ]
as Issuing Bank

By:________________________
Name:
Title: